UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2026

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2026, Phibro Animal Health Corporation (the “Company”) entered into Amendment No. 1 to its Credit Agreement (“Amendment No. 1”) with Coöperatieve Rabobank U.A., New York Branch, as administrative agent, collateral agent and L/C issuer, and each lender from time to time party thereto, which amends the Credit Agreement, dated as of July 3, 2024, among the Company, Coöperatieve Rabobank U.A., New York Branch, as administrative agent, collateral agent and L/C issuer, and each lender from time to time party thereto (the “Original Credit Agreement”).

Pursuant to Amendment No. 1, the revolving credit commitment available to the Company under the Original Credit Agreement has increased by $125,000,000, from $310,000,000 to an aggregate commitment of $435,000,000.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which has been filed as Exhibit 10.1 to this Current Report and is incorporated in this Item 1.01 by reference.

Amendment No. 1 has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. Amendment No. 1 contains representations and warranties that the parties thereto made to the other parties thereto as of specific dates. The assertions embodied in the representations and warranties in Amendment No. 1 were made solely for purposes of the contract among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As discussed in Item 1.01 above, on April 28, 2026, the Company entered into Amendment No. 1, which increased the revolving credit commitment under the Original Credit Agreement.

The description of the material terms of Amendment No. 1 in Item 1.01 is incorporated by reference in this Item 2.03, and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1, dated April 28, 2026, among Phibro Animal Health Corporation, Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION Registrant

Date: April 30, 2026

	By:	/s/ Judith Weinstein
	Name:	Judith Weinstein
	Title:	Senior Vice President, General Counsel and Corporate Secretary